UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-39595 (Commission File Number)	75-2544994 (IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 1300 Irving, Texas (Address of principal executive offices)	75062 (Zip Code)

Registrant’s telephone number, including area code: (972)444-4900

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Signatures
INDEX TO EXHIBITS
Press Release
Press Release
Press Release

Item 5. Other Events and Regulation FD Disclosure

     This current report on Form 8-K is being filed for the purpose of setting forth certain exhibits.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

                       The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated May 11, 2004, related to the Redemption of 7 3/8% Senior Notes

99.2	Press Release, dated May 11, 2004, related to the Proposed Senior Unsecured Notes Offering

99.3	Press Release, dated May 11, 2004, related to the Tender Offer for 9 1/2% Senior Notes Due 2008

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP By: Felcor Lodging Trust Incorporated, its general partner
Date: May 13, 2004	By:	/s/ LAWRENCE D. ROBINSON
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated May 11, 2004, related to the Redemption of 7 3/8% Senior Notes

99.2	Press Release, dated May 11, 2004, related to the Proposed Senior Unsecured Notes Offering

99.3	Press Release, dated May 11, 2004, related to the Tender Offer for 9 1/2% Senior Notes Due 2008